GUARANTOR SECURITY AGREEMENT

     THIS GUARANTOR SECURITY AGREEMENT (this "Agreement") made as of this 26th day of June 2002, between MTS PACKAGING SYSTEMS, INC., MEDICATION MANAGEMENT TECHNOLOGY, INC., CLEARWATER MEDICAL SERVICES, INC., MEDICAL TECHNOLOGY LABORATORIES, INC., MEDICATION MANAGEMENT SYSTEMS, INC., SYSTEMS PROFESSIONALS, INC., CART-WARE, INC., VANGARD PHARMACEUTICAL PACKAGING, INC. LIFESERV TECHNOLOGIES, INC., PERFORMANCE PHARMACY SYSTEMS, INC., AND MTS SALES & MARKETING, INC., each a Florida corporation (collectively, the "Debtors" and each a "Debtor"), and EUREKA, I, L.P., as Collateral Agent under the Purchase Agreement (in such capacity together with its successors in such capacity, the "Collateral Agent").

     WHEREAS, MEDICAL TECHNOLOGY SYSTEMS, INC. (the "Company") has entered into the Securities Purchase Agreement, dated the date hereof, with EUREKA I, L.P., as investor (the "Investor"), and the Collateral Agent (herein, as amended or modified from time to time, the "Purchase Agreement"), providing, subject to the terms and conditions thereof, for purchase from the Company by the Investor of, among other things, $4,000,000 aggregate principal amount of Notes (as defined in the Purchase Agreement);

     WHEREAS, pursuant to the Guaranty (as defined in the Purchase Agreement) Debtors have guaranteed all of the Company's obligations to the Collateral Agent and/or the Noteholders under the Purchase Agreement, this Notes and the other Transaction Documents (as defined in the Purchase Agreement); and

     WHEREAS, the parties hereto wish to provide for the terms and conditions upon which the Liabilities shall be secured;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. SECURITY INTEREST.

          A. Grant of Security Interest to Collateral Agent. As security for the payment or other satisfaction of all Liabilities, each Debtor hereby grants and assigns to the Collateral Agent for the benefit of the Collateral Agent and the Noteholders a continuing lien and security interest in the following property of each Debtor, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts and all Goods whose sale, lease or other disposition by the Company has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Company; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory; (d) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank

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                                       2

     accounts, deposits and cash; (g) all Letter of Credit Rights, (h) all Commercial Tort Claims, (i) all ownership interests in the issued and outstanding capital stock or other equity interests in each of its Subsidiaries, (j) any other property of such Debtor now or hereafter in the possession, custody or control of the Collateral Agent or the Noteholders or any agent or any parent, affiliate or subsidiary of Collateral Agent or the Noteholders or any participant with Collateral Agent or the Noteholders in the loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (k) all additions and accessions to, substitutions for, and replacements, products and all Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of such Debtor's books and records relating to any of the foregoing and to such Debtor's business (collectively, the "Collateral"). The capitalized terms "Account," "Account Debtor," "Chattel Paper," "Commercial Tort Claims," "Deposit Accounts," "Documents," "Electronic Chattel Paper," "Equipment," "Fixtures," "General Intangibles," "Goods," "Instruments," "Inventory," "Investment Property," "Letter-of-Credit Rights," "Proceeds" and "Tangible Chattel Paper" shall have the respective meanings assigned to such terms, as of the date of this Agreement, in the Pennsylvania Uniform Commercial Code, as the same may be in effect from time to time. Capitalized terms not defined herein shall have the meaning assigned such term in the Purchase Agreement or in the Guaranty.

          B. Possessory Collateral. Promptly after the receipt by any Debtor of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper or any Investment Property consisting of certificated securities, such Debtor shall deliver the original thereof to the Collateral Agent together with an appropriate endorsement or other specific evidence of assignment thereof to the Collateral Agent (in form and substance acceptable to the Collateral Agent). If an endorsement or assignment of any such items shall not be made for any reason, the Collateral Agent is hereby irrevocably authorized, as such Debtor's attorney and the Collateral Agent-in-fact, to endorse or assign the same on such Debtor's behalf.

          C. Electronic Chattel Paper. To the extent that a Debtor obtains or maintains any Electronic Chattel Paper, such Debtor shall create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (a) a single authoritative copy of the record or records exists which is unique, identifiable and, except as otherwise provided in clauses (d), (e) and (f) below, unalterable, (b) the authoritative copy identifies the Collateral Agent as the assignee of the record or records,
     (c) the authoritative copy is communicated to and maintained by the Collateral Agent or its designated custodian, (d) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of the Collateral Agent, (e) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (f) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

          2. INTERCREDITOR AGREEMENT.

     The priority of the security interests granted hereby, the exercise by the Collateral Agent of any of its rights or remedies hereunder, and the covenants of the Company contained herein (in each case whether or not so expressed) are subject in all respects to the Intercreditor Agreement (as such term is defined in the Purchase Agreement). Any reference to property in the possession of, or to property pledged or to be pledged to, the Collateral Agent will be deemed to refer to, or to be satisfied by, property in the possession of or pledged to the "Senior Lender" under the Intercreditor Agreement. The security interests created in favor of the Collateral Agent hereunder are subordinate and junior to security interests created in favor of the Senior Lender (as such term is defined in the Intercreditor Agreement).

     3. LIABILITIES DEFINED.

     The term "Liability" or "Liabilities" shall mean the indebtedness and liabilities of each Debtor to the Collateral Agent and/or the Noteholders under the Guaranty, this Agreement, the Notes, the Purchase Agreement and the Security Documents (as defined in the Purchase Agreement), including but not limited to all obligations to perform acts or refrain from taking any action and any obligations of Debtors owing to the Collateral Agent and/or the Noteholders.

     4. POSSESSION OF COLLATERAL AND RELATED MATTERS.

     Until an Event of Default shall have occurred, each Debtor shall have the right, except as otherwise provided in this Agreement, in the ordinary course of Debtor's business, to: (a) sell, lease or furnish under contracts of service any of Debtor's inventory normally held by Debtor for any such purpose; and (b) use and consume any raw materials, work in process or other materials normally held by Debtor for such purpose; provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Debtor. The Collateral Agent through its officers, employees or agents, shall have the right, at any time and from time to time in the Collateral Agent's name, in the name of a nominee of the Collateral Agent or in any Debtor's name, after the occurrence of an Event of Default, to verify the validity, amount or any other matter relating to any Debtor's accounts, by mail, telephone, telegraph or otherwise. Debtors shall reimburse the Collateral Agent, on demand, for all costs, fees and expenses incurred by the Collateral Agent in this regard.

     5. WARRANTIES AND COVENANTS.

     Each Debtor warrants and agrees that:

          A. All of the Collateral is and will at all times be owned by each Debtor free and clear of all liens and security interests, except for (i) the security interests granted hereunder and (ii) Permitted Liens.

          B. The office where each Debtor keeps its books, records and accounts (or copies thereof) concerning the Collateral, such Debtor's principal place of business and all of Debtor's other places of business, locations of Collateral and post office boxes are as set forth in Exhibit A; each Debtor shall promptly (but in no event less than ten (10) days prior thereto) advise the Collateral Agent in writing of the proposed opening of any new place of business, the closing of any existing place of business, any change in the location of such Debtor's books, records and accounts (or copies thereof) or the opening or closing of any post office box of such Debtor.

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                                       3

          C. The Collateral, including, without limitation, all equipment, is and shall be kept only at the addresses set forth on the first page of this Agreement or on Exhibit A, and at other locations within the continental United States of which has been advised by each Debtor in writing. None of the Collateral will be removed from such location without prior written notice to the Collateral Agent.

          D. Each Debtor shall keep the Collateral properly housed and insure the Collateral at all times against all hazards reasonably specified by the Collateral Agent, including but not limited to fire, theft and risks covered by extended coverage insurance. Said policies of insurance shall be reasonably satisfactory to the Collateral Agent as to form, amount and insurer. All policies shall provide for at least thirty (30) days prior written notice to the Collateral Agent of cancellation or non-renewal and shall contain an endorsement, in form and substance acceptable to the Collateral Agent, showing loss under such policies payable to the
     Collateral Agent as contemplated by the Intercreditor Agreement. The Collateral Agent may act as attorney-in-fact for each Debtor in making, adjusting and settling any claims under any such insurance policies with respect to the Collateral. Each Debtor hereby assigns to the Collateral Agent, for its benefit and for the benefit of the Noteholders, all of such Debtor's right, title and interest to any insurance policies insuring the Collateral, including all rights to receive the proceeds of insurance, and directs all insurers to pay all such proceeds directly to the Collateral Agent and authorizes the Collateral Agent to endorse such Debtor's name on any instrument for such payment. In addition, each Debtor will maintain at such Debtor's expense, such public liability and third party property damage insurance as shall be acceptable to the Collateral Agent. Each such policy shall contain an endorsement showing the Collateral Agent as an additional insured thereunder and providing that the insurance company shall give the Collateral Agent at least 30 days prior written notice before any such policy shall be altered or cancelled. Each Debtor shall furnish certificates, policies or endorsements to the Collateral Agent as proof of all such insurance described above, together with evidence of payment of premiums, and if such Debtor fails to do so, the Collateral Agent, upon prior notice to such Debtor, is authorized but not required to obtain such insurance at such Debtor's expense.

          E. No Debtor will sell, lease, transfer, assign or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of the Collateral Agent in each instance or as otherwise permitted in this Agreement or the Purchase Agreement and the Security Agreement with the Company.

          F. Each Debtor will notify the Collateral Agent of any destruction of, or any substantial damage to, any portion of the Collateral material to the operations of such Debtor.

          G. Each Debtor will not permit any liens or security interests to attach to any of the Collateral, except those specified in Section 5.A hereof.

          H. Each Debtor will pay when due all taxes, license fees and assessments relating to the Collateral which, if unpaid, could result in a lien on the Collateral, subject to the terms of the Purchase Agreement.

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                                       4

          I. Each Debtor shall be liable to the Collateral Agent and/or the Noteholders for any expenditures by the Collateral Agent and/or the
     Noteholders for the maintenance and preservation of the Collateral, including but not limited to taxes, levies, insurance and repairs, and for the repossession, holding, preparation for sale, and the sale or other disposition, of the Collateral (including reasonable attorneys' and accountants' fees and expenses actually incurred), as well as all damages for breach of warranty, misrepresentation, or breach of covenant by such Debtor, and all such liabilities shall be included in the definition of Liabilities herein, shall be secured by the security interest granted herein, and shall be payable upon demand.

          J. Each Debtor will execute financing statements and any other documents required by the Collateral Agent (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Collateral Agent) and do such other acts and things as the Collateral Agent may deem necessary in its reasonable discretion, to perfect or maintain the security interest granted herein and the priority thereof or to effectuate the purposes of this Agreement. Each Debtor irrevocably hereby makes, constitutes and appoints the Collateral Agent (and all person designated by the Collateral Agent for that purpose) as such Debtor's true and lawful attorney and the Collateral Agent-in-fact to execute such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect the Collateral Agent's and the Noteholders' security interest in the Collateral.

          K. Each Debtor will upon reasonable advance notice (and at all times following the occurrence of an Event of Default without notice of any kind) allow the Collateral Agent or its agents during normal business hours to examine and inspect the Collateral as well as such Debtor's books and records, and to make extracts and copies of them, such Debtor shall pay to the Collateral Agent, on demand, all customary fees and out-of-pocket expenses incurred by the Collateral Agent in connection with the foregoing.

          L. Each Debtor will keep Debtor's equipment in good condition and repair, reasonable wear and tear excepted.

          M. Each Debtor will report, in form satisfactory to the Collateral Agent, such information as the Collateral Agent may reasonably request regarding the Collateral in a manner consistent with the terms of the Purchase Agreement and the Security Agreement with the Company regarding the Collateral; such reports shall be for such periods, shall reflect such Debtor's records as at such time and shall be rendered with such frequency as the Collateral Agent may reasonably designate. All information heretofore or hereafter furnished by each Debtor to the Collateral Agent is or will be true and correct in all material respects as of the date with respect to which such information is or will be furnished.

          N. Each Debtor's name is as set forth on the signature page of this Agreement, and Debtor uses no other tradename or division name in the operation of Debtor's business. Debtor will give prior notice to the Collateral Agent of any intended change of Debtor's name, or the use of any tradename or trade style, and will notify the Collateral Agent when such change or use becomes effective.

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                                       5

          O. Each Debtor has the right and power and is duly authorized to enter into and perform Debtor's Liabilities hereunder, and Debtor's execution, performance and delivery of this Agreement does not and will not conflict with the provisions of any statute, regulation, ordinance or rule of law, or with the provisions of any agreement, contract or other document which may now or hereafter be binding on Debtor.

          P. Each Debtor shall, at the request of the Collateral Agent, indicate on its records concerning the Collateral a notation, in form reasonably satisfactory to the Collateral Agent, of the security interest of the Collateral Agent hereunder, and such Debtor shall not maintain duplicates or copies of such records at any address any other than such Debtor's principal place of business.

          6. EVENT OF DEFAULT.

     "Event of Default" shall have the meaning set forth in the Purchase Agreement.

     7. RIGHTS AND REMEDIES.

     During the continuance of an Event of Default, the Collateral Agent shall have all rights and remedies provided by law, including but not limited to those of a secured party under the Uniform Commercial Code as adopted in the Commonwealth of Pennsylvania, in addition to the rights and remedies provided herein. Upon the instruction of the Required Noteholders, and subject to the terms of the Intercreditor Agreement, the Collateral Agent may require each Debtor to assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent and permit the Collateral Agent to enter each Debtor's places of business and conduct a sale of the Collateral at such location. If notice to any Debtor of intended disposition of Collateral is required by law, ten (10) days notice shall constitute reasonable notification. In the event the Collateral Agent institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy in an action against any Debtor, each Debtor waives the posting of any bond which might otherwise be required. All of the Collateral Agent's rights and remedies shall be cumulative and none are exclusive. While an Event of Default is continuing, all payments made by or on behalf of any Debtor and all credits due any Debtor under this Agreement and under any other agreement between any Debtor and the Collateral Agent and/or the Noteholders may be applied to the Liabilities in whatever order and amounts the Collateral Agent chooses.

     8. FEES, COSTS AND CHARGES.

     Each Debtor shall be obligated to reimburse the Collateral Agent and the Noteholders, as part of the Liabilities, for all fees, costs or charges of any kind actually incurred by the Collateral Agent in connection with the Guaranty and this Agreement, including without limitation, any reasonable fees, costs or charges incurred by the Collateral Agent and the Noteholders in enforcing its rights and remedies under the Guaranty and this Agreement.

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                                       6

     9. MISCELLANEOUS.

     Any failure or delay by the Collateral Agent or the Noteholders to require strict performance by any Debtor of any of the provisions, warranties, terms and conditions contained herein, in the Guaranty or in any other agreement, document or instrument, shall not affect the Collateral Agent's or the Noteholders' right to demand strict compliance and performance therewith, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained herein, or in the Guaranty or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of the Collateral Agent or the Noteholders, their agents, officers or employees, other than pursuant to an instrument in writing, signed by an officer of the Collateral Agent or the Noteholders, directed to Debtors and specifying such waiver.

          A. Any notice under this Agreement shall be addressed to the parties at their respective addresses set below, or to such other address as either party designates to the other in the manner herein described.

          B. In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

          C. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns.

          D. THE VALIDITY, INTERPRETATION AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. EACH DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ALL COURTS IN PHILADELPHIA COUNTY, PENNSYLVANIA.

          E. EACH DEBTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY DEBTOR, THE COLLATERAL AGENT OR THE NOTEHOLDERS OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN DEBTOR, THE COLLATERAL AGENT OR LENDER. IN NO EVENT SHALL SECURED PARTY BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

          F. EACH DEBTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY COLLATERAL AGENT OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF DEBTOR WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING (EXCEPT FOR NOTICES REQUIRED BY LAW).

                                     -S-1-


     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement on this ____ day of June 2002.

                          EUREKA I, L.P., as the Collateral Agent

                               By: EUREKA MANAGEMENT, L.P.,
                                   its sole general partner

                                        By:  BERWIND CAPITAL PARTNERS, LLC,
                                             its sole general partner

                                             By:_______________________________
                                                Christine C. Jones
                                                President

                                                Address: 770 Township Line,
                                                Suite 150,
                                                Yardley, Pennsylvania 19067

MTS PACKAGING SYSTEMS, INC.

By:  ____________________________________
Name/Title: _____________________________
Address:  _______________________________


MEDICATION MANAGEMENT                       CLEARWATER MEDICAL SERVICES,
TECHNOLOGIES, INC.                          INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________

                                      -S-2-


MEDICAl TECHNOLOGY                          MEDICATION MANAGEMENT
LABORATORIES, INC.                          SYSTEMS, INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________


SYSTEMS PROFESSIONALS, INC.                CART-WARE, INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________


VANGARD PHARMACEUTICAL                     LIFESERV TECHNOLOGIES, INC.
PACKAGING, INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________


PERFORMANCE PHARMACY                       MTS SALES & MARKETING, INC.
SYSTEMS, INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________

                                    EXHIBIT A

                                    Locations